UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-22046

DWS RREEF World Real Estate Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  JUNE 30, 2010

Semiannual Report to Stockholders

DWS RREEF World Real Estate Fund, Inc. (formerly DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.) Ticker Symbol: DRP

Contents

4 Performance Summary

6 Portfolio Summary

8 Investment Portfolio

13 Statement of Assets and Liabilities

14 Statement of Operations

15 Statement of Changes in Net Assets

16 Financial Highlights

17 Notes to Financial Statements

26 Other Information

29 Stockholder Meeting

30 Dividend Reinvestment and Cash Purchase Plan

33 Additional Information

34 Privacy Statement

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any losses. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks.

This report is sent to the stockholders of DWS RREEF World Real Estate Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2010

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Returns as of 6/30/10
	6-Month‡	1-Year	3-Year	Life of Fund*
Based on Net Asset Value(a)	-6.16%	26.15%	-13.62%	-13.63%
Based on Market Value(a)	-1.21%	40.24%	-19.38%	-19.31%
UBS Global Real Estate Investors (US Hedged) Index(b)	0.80%	37.68%	-13.28%	-13.28%
Lipper Closed-End Real Estate Funds Category(c)	2.34%	48.54%	-18.60%	-18.60%

Sources: UBS and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on June 27, 2007. Index comparison began on June 30, 2007.

a Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

b The UBS Global Real Estate Investors (US Hedged) Index is an unmanaged index that allows investors to track the performance of global real estate securities based by investor, asset type, and region. The index is calculated using closing market prices and translates into US dollars by S&P. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

c The Lipper Closed-End Real Estate Funds Category represents Funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Real Estate Funds Category. Category returns assume reinvestment of all distributions. It's not possible to invest directly into a Lipper category.

Net Asset Value and Market Price
	As of 6/30/10	As of 12/31/09
Net Asset Value	$ 15.98	$ 17.48
Market Price	$ 13.63	$ 14.17

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 6/30/10: Dividends	$ .40
Lipper Rankings — Closed-End Real Estate Funds Category as of 6/30/10
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	13	of	15	82
3-Year	5	of	15	32

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/10	12/31/09

Common Stocks	86%	83%
Preferred Stocks	12%	10%
Cash Equivalents	1%	3%
Closed-End Investment Companies	1%	—
Government & Agency Obligation	—	3%
Corporate Bonds	—	1%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks, Corporate Bonds and Warrants)	6/30/10	12/31/09

Diversified	44%	51%
Office	17%	16%
Shopping Centers	17%	20%
Health Care	6%	4%
Regional Malls	5%	1%
Apartments	5%	3%
Hotels	3%	2%
Storage	2%	1%
Industrials	1%	2%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks, Corporate Bonds and Warrants)	6/30/10	12/31/09

North America	36%	26%
Asia	30%	33%
Europe	19%	25%
Australia	15%	15%
Africa	0%	1%
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2010 (30.1% of Net Assets)	Country	Percent
1. Sun Hung Kai Properties Ltd. Specializes in premium-quality residential and commercial projects for sale and investment	Hong Kong	5.2%
2. Westfield Group Invests in, leases and manages shopping centers	Australia	4.6%
3. Unibail-Rodamco SE Investor and developer of real estate investments	France	4.0%
4. BioMed Realty Trust, Inc. Owns and provides real estate to the life sciences industry	United States	3.2%
5. The Link REIT Owns and manages various shopping centers and parking spaces	Hong Kong	2.8%
6. Mitsubishi Estate Co., Ltd. Owner and developer of residential and office properties	Japan	2.7%
7. Mitsui Fudosan Co., Ltd. Builds, sells, leases and manages real estate properties	Japan	2.0%
8. Hongkong Land Holdings Ltd. Invests in and develops commercial properties	Hong Kong	1.9%
9. CBL & Associates Properties, Inc. Developer of new regional malls, open-air centers, lifestyle and community centers	United States	1.9%
10. Taubman Centers, Inc. Owns, develops and operates regional shopping centers	United States	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 8. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Investment Portfolio as of June 30, 2010 (Unaudited)

(Ratios are shown as a percentage of Net Assets)

	Shares	Value ($)

Common Stocks 79.7%
Australia 13.4%
Abacus Property Group	1,619,648	554,816
Ardent Leisure Group	412,500	339,555
Aspen Group	1,483,353	558,087
Australand Property Group	112,753	226,879
CFS Retail Property Trust	685,930	1,086,908
Challenger Diversified Property Group	462,127	200,858
Charter Hall Group	407,036	204,037
Charter Hall Office REIT	3,021,511	631,765
Charter Hall Retail REIT	588,807	270,748
Commonwealth Property Office Fund	184,051	143,010
Dexus Property Group	613,567	395,045
Goodman Group	1,000,529	527,521
GPT Group	252,164	592,037
Mirvac Group	943,807	1,033,255
Stockland	526,654	1,636,338
Westfield Group	427,376	4,349,917
(Cost $13,193,565)		12,750,776
Belgium 0.6%
Cofinimmo (Cost $790,171)	5,000	563,019
Canada 4.9%
Allied Properties Real Estate Investment Trust (a)	49,300	908,408
Allied Properties Real Estate Investment Trust (a)	12,150	223,814
Chartwell Seniors Housing Real Estate Investment Trust (a)	132,200	890,650
Chartwell Seniors Housing Real Estate Investment Trust (a)	7,650	51,525
Extendicare Real Estate Investment Trust (a)	142,750	1,145,165
Extendicare Real Estate Investment Trust (a)	5,050	40,523
InnVest Real Estate Investment Trust	155,600	863,835
RioCan Real Estate Investment Trust	28,050	501,688
(Cost $3,696,246)		4,625,608
Channel Islands 0.5%
LXB Retail Properties PLC* (Cost $597,068)	364,800	493,268
France 5.1%
Gecina SA	7,000	625,334
ICADE	4,000	337,441
Unibail-Rodamco SE	23,765	3,857,061
(Cost $5,197,165)		4,819,836
Germany 0.2%
Alstria Office REIT-AG (Cost $212,286)	19,000	181,202
Hong Kong 14.2%
China Overseas Land & Investment Ltd.	686,000	1,277,851
Hang Lung Properties Ltd.	290,000	1,117,810
Hongkong Land Holdings Ltd.	374,000	1,848,976
Hysan Development Co., Ltd.	310,000	873,624
Kerry Properties Ltd.	180,000	771,455
Sun Hung Kai Properties Ltd.	364,000	4,953,659
The Link REIT	1,086,000	2,686,914
(Cost $12,568,470)		13,530,289
Italy 0.4%
Beni Stabili SpA	64,334	48,628
Immobiliare Grande Distribuzione	250,000	335,020
(Cost $484,895)		383,648
Japan 8.5%
AEON Mall Co., Ltd.	16,100	319,463
Japan Real Estate Investment Corp.	87	709,535
Japan Retail Fund Investment Corp.	605	735,550
Mitsubishi Estate Co., Ltd.	182,400	2,532,460
Mitsui Fudosan Co., Ltd.	136,000	1,901,330
Nippon Building Fund, Inc.	114	901,091
United Urban Investment Corp.	165	985,389
(Cost $9,526,847)		8,084,818
Malta 0.0%
BGP Holdings PLC* (Cost $0)	1,751,646	1
Netherlands 2.3%
Corio NV	27,500	1,335,827
Eurocommercial Properties NV (CVA)	1,650	52,965
VastNed Retail NV	6,752	339,595
Wereldhave NV	6,500	482,577
(Cost $2,517,836)		2,210,964
Norway 0.3%
Norwegian Property ASA* (Cost $522,660)	250,000	326,895
Singapore 5.1%
Ascendas Real Estate Investment Trust	639,000	824,807
CapitaCommercial Trust	940,000	813,317
CapitaLand Ltd.	421,500	1,074,731
CapitaMall Trust	738,610	961,287
K-REIT Asia	500,000	405,428
Suntec Real Estate Investment Trust	782,000	734,236
(Cost $4,106,138)		4,813,806
South Africa 0.1%
Growthpoint Properties Ltd. (Units) (Cost $122,094)	64,322	129,088
Sweden 1.0%
Castellum AB	60,000	544,313
Kungsleden AB	67,000	405,761
(Cost $1,008,532)		950,074
United Kingdom 7.3%
Big Yellow Group PLC	110,000	480,493
British Land Co. PLC	28,000	178,989
Capital & Regional PLC*	490,237	214,854
Conygar Investment Co. PLC*	160,000	253,880
Derwent London PLC	35,000	650,207
Great Portland Estates PLC	215,000	919,050
Hammerson PLC	34,000	171,769
Hansteen Holdings PLC	200,000	198,158
Metric Property Investments PLC *	173,647	276,106
NR Nordic & Russia Properties Ltd.	750,000	264,899
Primary Health Properties PLC	42,380	184,768
Quintain Estates & Development PLC*	399,485	253,227
Safestore Holdings PLC	250,000	425,392
Segro PLC	400,000	1,506,668
Songbird Estates PLC*	100,000	228,831
Unite Group PLC*	290,000	750,128
(Cost $8,935,286)		6,957,419
United States 15.8%
AvalonBay Communities, Inc. (REIT)	13,600	1,269,832
BRE Properties, Inc. (REIT) (b)	19,600	723,828
Camden Property Trust (REIT) (b)	19,100	780,235
Cogdell Spencer, Inc. (REIT)	47,100	318,396
Digital Realty Trust, Inc. (REIT) (b)	5,050	291,284
Duke Realty Corp. (REIT)	94,800	1,075,980
Health Care REIT, Inc. (REIT)	17,350	730,782
Hospitality Properties Trust (REIT)	32,550	686,805
HRPT Properties Trust (REIT)	139,050	863,500
Inland Real Estate Corp. (REIT)	100,977	799,738
Mack-Cali Realty Corp. (REIT)	40,505	1,204,214
Medical Properties Trust, Inc. (REIT) (b)	58,250	549,880
Post Properties, Inc. (REIT)	16,750	380,728
ProLogis (REIT)	81,700	827,621
Ramco-Gershenson Properties Trust (REIT)	14,950	150,995
Regency Centers Corp. (REIT)	20,550	706,920
Senior Housing Properties Trust (REIT)	37,825	760,661
Simon Property Group, Inc. (REIT)	8,184	660,858
Sovran Self Storage, Inc. (REIT)	20,700	712,701
Taubman Centers, Inc. (REIT) (b)	27,850	1,047,995
Weingarten Realty Investors (REIT) (b)	26,000	495,300
(Cost $13,482,184)		15,038,253
Total Common Stocks (Cost $76,961,443)		75,858,964

Closed-End Investment Companies 0.6%
Alpha Pyrenees Trust Ltd.	500,000	190,669
ProLogis European Properties*	73,000	366,943
Total Closed-End Investment Companies (Cost $465,707)		557,612

Preferred Stocks 11.9%
United States
Apartment Investment & Management Co., Series U, 7.75% (REIT)	8,500	195,840
Apartment Investment & Management Co., Series Y, 7.875% (REIT)	8,400	198,072
Apartment Investment & Management Co., Series T, 8.0% (REIT)	8,550	205,585
Apartment Investment & Management Co., Series V, 8.0% (REIT)	16,500	393,607
Apartment Investment & Management Co., Series G, 9.375% (REIT)	10,600	268,180
BioMed Realty Trust, Inc., Series A, 7.375% (REIT)	123,250	3,007,300
CBL & Associates Properties, Inc., Series D, 7.375% (REIT)	84,000	1,788,360
Colonial Properties Trust, Series D, 8.125% (REIT)	2,900	70,876
Corporate Office Properties Trust, Series J, 7.625% (REIT) (b)	34,400	832,480
Developers Diversified Realty Corp., Series H, 7.375% (REIT)	13,800	284,418
Duke Realty Corp., Series K, 6.5% (REIT)	800	16,504
Duke Realty Corp., Series L, 6.6% (REIT)	7,150	147,362
Duke Realty Corp., Series M, 6.95% (REIT)	1,600	34,608
Hospitality Properties Trust, Series C, 7.0% (REIT)	13,500	297,675
HRPT Properties Trust, Series B, 8.75% (REIT)	9,600	242,016
Kilroy Realty Corp., Series F, 7.5% (REIT)	15,750	374,692
LaSalle Hotel Properties, Series G, 7.25% (REIT)	35,600	777,860
Omega Healthcare Investors, Inc., Series D, 8.375% (REIT) (b)	9,500	244,910
Regency Centers Corp., Series D, 7.25% (REIT)	25,300	583,924
SL Green Realty Corp., Series C, 7.625% (REIT)	26,650	632,671
Sunstone Hotel Investors, Inc., Series A, 8.0% (REIT)	2,100	49,455
Taubman Centers, Inc., Series H, 7.625% (REIT)	12,250	291,550
Taubman Centers, Inc., Series G, 8.0% (REIT)	15,150	378,750
Total Preferred Stocks (Cost $11,112,445)		11,316,695

Securities Lending Collateral 2.2%
Daily Assets Fund Institutional, 0.27% (c) (d) (Cost $2,160,675)	2,160,675	2,160,675

Cash Equivalents 0.8%
Central Cash Management Fund, 0.21% (c) (Cost $744,590)	744,590	744,590
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $91,444,860)+	95.2	90,638,536
Other Assets and Liabilities, Net	4.8	4,524,619
Net Assets	100.0	95,163,155

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

* Non-income producing security.

+ The cost for federal income tax purposes was $114,590,761. At June 30, 2010, net unrealized depreciation for all securities based on tax cost was $23,952,225. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,472,697 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,424,922.

(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2010 amounted to $2,085,093, which is 2.2% of net assets.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (e)
Australia	$ —	$ 12,750,776	$ —	$ 12,750,776
Belgium	—	563,019	—	563,019
Canada	4,625,608	—	—	4,625,608
Channel Islands	—	493,268	—	493,268
France	—	4,819,836	—	4,819,836
Germany	—	181,202	—	181,202
Hong Kong	—	13,530,289	—	13,530,289
Italy	—	383,648	—	383,648
Japan	—	8,084,818	—	8,084,818
Malta	—	1	—	1
Netherlands	—	2,210,964	—	2,210,964
Norway	—	326,895	—	326,895
Singapore	—	4,813,806	—	4,813,806
South Africa	—	129,088	—	129,088
Sweden	—	950,074	—	950,074
United Kingdom	—	6,957,419	—	6,957,419
United States	26,354,948	—	—	26,354,948
Closed-End Investment Companies	—	557,612	—	557,612
Short-Term Investments (e)	2,905,265	—	—	2,905,265
Total	$ 33,885,821	$ 56,752,715	$ —	$ 90,638,536

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended June 30, 2010.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $88,539,595) — including $2,085,093 of securities loaned	$ 87,733,271
Investment in Daily Assets Fund Institutional (cost $2,160,675)*	2,160,675
Investment in Central Cash Management Fund (cost $744,590)	744,590
Total investments, at value (cost $91,444,860)	90,638,536
Cash	5,093,809
Foreign currency, at value (cost $966,198)	979,504
Receivable for investments sold	615,394
Interest receivable	1,746
Dividends receivable	981,093
Foreign taxes recoverable	13,842
Other assets	862
Total assets	98,324,786
Liabilities
Distributions payable	476,456
Payable for investments purchased	305,012
Payable upon return of securities loaned	2,160,675
Accrued management fee	72,368
Other accrued expenses and payables	147,120
Total liabilities	3,161,631
Net assets at value	$ 95,163,155
Statement of Assets and Liabilities as of June 30, 2010 (Unaudited) (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(10,043,677)
Net unrealized appreciation (depreciation) on: Investments	(806,324)
Foreign currency	6,862
Accumulated net realized gain (loss)	(95,288,518)
Paid-in capital	201,294,812
Net assets at value	$ 95,163,155
Net Asset Value
Net Asset Value per common share ($95,163,155 ÷ 5,955,698 shares of common stock outstanding, $.01 par value, 100,000,000 common shares authorized)	$ 15.98

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2010 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $179,214)	$ 2,690,030
Interest	875
Income distributions — Central Cash Management Fund	2,775
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	12,471
Total Income	2,706,151
Expenses: Management fee	459,780
Administration service fee	51,087
Professional fees	54,897
Stock Exchange listing fees	28,531
Services to shareholders	9,103
Custodian fee	45,482
Directors' fees and expenses	3,386
Reports to shareholders	35,374
Other	21,769
Total expenses	709,409
Net investment income	1,996,742
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,137,663
Futures	(728,657)
Foreign currency	714,005
4,123,011
Change in net unrealized appreciation (depreciation) on: Investments	(12,729,942)
Futures	260,588
Foreign currency	(186,055)
(12,655,409)
Net gain (loss)	(8,532,398)
Net increase (decrease) in net assets resulting from operations	$ (6,535,656)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Operations: Net investment income	$ 1,996,742	$ 3,655,574
Net realized gain (loss)	4,123,011	(34,228,058)
Change in net unrealized appreciation (depreciation)	(12,655,409)	65,867,771
Net increase (decrease) in net assets resulting from operations	(6,535,656)	35,295,287
Distributions to shareholders from: Net investment income	(2,382,557)	(18,343,549)
Increase (decrease) in net assets	(8,918,213)	16,951,738
Net assets at beginning of period	104,081,368	87,129,630
Net assets at end of period (including accumulated distributions in excess of net investment income of $10,043,677 and $9,657,862, respectively)	$ 95,163,155	$ 104,081,368
Other Information
Shares outstanding at beginning of period	5,955,698	5,955,698(a)
Shares outstanding at end of period	5,955,698	5,955,698

(a) Shares for the year ended December 31, 2008 have been adjusted to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2010[a]	2009[f]	2008[f]	2007[b,f]
Selected Per Share Data
Net asset value, beginning of period	$17.48	$ 14.63	$ 32.92	$ 38.20[c]
Income (loss) from investment operations: Net investment income[d]	.34	.61	1.06	.58
Net realized and unrealized gain (loss)	(1.44)	5.32	(16.45)	(4.44)
Total from investment operations	(1.10)	5.93	(15.39)	(3.86)
Less distributions from: Net investment income	(.40)	(3.08)	—	(1.34)
Return of capital	—	—	(2.90)	—
Total distributions to common shareholders	(.40)	(3.08)	(2.90)	(1.34)
Offering costs charged to paid-in capital	—	—	—	(.08)
Net asset value, end of period	$ 15.98	$ 17.48	$ 14.63	$ 32.92
Market price, end of period	$ 13.63	$ 14.17	$ 10.98	$ 28.26
Total Return
Based on net asset value (%)[e]	(6.16)**	49.49	(48.96)	(10.16)**
Based on market price (%)[e]	(1.21)**	61.26	(55.35)	(26.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	95	104	87	196
Ratio of expenses (%)	1.38*	1.44	1.37	1.20*
Ratio of net investment income (%)	3.91*	3.91	4.25	3.11*
Portfolio turnover rate (%)	43**	82	70	24**

[a] For the six months ended June 30, 2010 (Unaudited).

[b] For the period from June 27, 2007 (commencement of operations) to December 31, 2007.

[c] Beginning per share amount reflects the original $20.00 initial public offering price net of sales load ($0.90 per share). Adjusted to reflect the effects of a 1 for 2 reverse stock split.

[d] Based on average shares outstanding during the period.

[e] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in the market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

[f] Per share data, including the proportionate impact to market price, have been restated to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS RREEF World Real Estate Fund, Inc. (the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as a closed-end, management investment company organized as a Maryland corporation. Prior to June 30, 2010, the Fund was named DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. In addition, effective as of June 30, 2010, pursuant to applicable provisions of the Investment Company Act of 1940 and rules thereunder, the Fund's diversification sub-classification changed from non-diversified to diversified (see "Other Information" on page 26). The Fund is authorized to issue 100,000,000 shares, all of which are currently classified as Common Stock.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are classified as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are classified as Level 2.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are classified as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are classified as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund entered into futures contracts on equity and fixed-income securities, including on financial indices, and security indices and on currency as part of its global tactical asset allocation overlay strategy. As part of this strategy, the Fund used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global equity, bond, commodity and currency markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

There were no open futures contracts as of June 30, 2010. For the six months ended June 30, 2010, the Fund invested in open futures contracts with a total notional value generally indicative of a range from $0 to approximately $122,754,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund invested in forward currency contracts as part of its global tactical asset allocation overlay strategy. As part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There were no open forward currency contracts as of June 30, 2010. For the six months ended June 30, 2010, the Fund invested in forward currency contracts with a total contract value generally indicative of a range from $0 to approximately $40,784,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 683,457	$ —	$ 683,457
Equity Contracts (b)	—	(1,268,655)	(1,268,655)
Interest Rate Contracts (b)	—	539,998	539,998
	$ 683,457	$ (728,657)	$ (45,200)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (201,531)	$ —	$ (201,531)
Equity Contracts (b)	—	(19,642)	(19,642)
Interest Rate Contracts (b)	—	280,230	280,230
	$ (201,531)	$ 260,588	$ 59,057

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and, where appropriate, deferred foreign taxes.

At December 31, 2009, the Fund had a net tax of basis capital loss carryforward of approximately $86,468,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($31,175,000) and December 31, 2017 ($55,293,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2009 through December 31, 2009, the Fund incurred approximately $1,463,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income, investments in passive foreign investment companies, investments in futures contracts and certain securities sold at a loss. With respect to the Fund's investment in passive foreign investment companies, for US tax purposes, such investments may, among other things, cause the Fund to recognize and distribute taxable income without a corresponding receipt of cash as a result of recognizing certain unrealized gains at year end as ordinary income that would have otherwise been treated as capital gain upon disposition. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund has a policy to make a level distribution each month to shareholders. The Fund estimates that at times it will distribute more than its ordinary taxable income, therefore, a portion of the distributions may be a return of capital for tax reporting purposes.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a United States Real Estate Investment Trust ("US REIT") investment based on information provided by the US REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If timely information is not available from a US REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from US REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital for tax reporting purposes. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended June 30, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $41,420,168 and $49,581,276, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, subject at all times to the general supervision of the Fund's Board of Directors (the "Board").

Pursuant to the Investment Management Agreement, the Investment Manager has delegated the day-to-day management of the portion of the Fund's investment portfolio invested in real estate securities, direct investments in preferred stocks and bonds and related investment activities, including management of cash assets, to RREEF America, L.L.C. (the "Investment Advisor"), also an indirect, wholly owned subsidiary of Deutsche Bank AG and an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. Subject to the general supervision of the Board and the Investment Manager, the Investment Advisor is responsible for managing the real estate-related investment operations of the Fund and the composition of the Fund's holdings of securities and certain other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management Fee payable under the Investment Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily total managed assets, computed and accrued daily and payable monthly. Total managed assets equal the total asset value of the common shares plus the liquidation preference of Preferred Shares, if any, plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage).

Pursuant to investment subadvisory agreements between the Investment Advisor, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited, indirect, wholly owned subsidiaries of Deutsche Bank AG (collectively, the "subadvisors"), these entities act as subadvisors to the Investment Advisor in relation to the Fund's investments. As subadvisors, under the supervision of the Board, DIMA and RREEF, the subadvisors manage the Fund's investments in specific foreign markets. The Investment Advisor pays each subadvisor for its services from the investment advisory fee it receives from the Investment Manager.

For the period from July 1, 2010 through September 30, 2011, the Investment Manager has contractually agreed to waive 0.10% of its management fee.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Investment Manager an annual fee ("Administration Fee") of 0.10% of the Fund's average daily total managed assets (calculated as described above under "Management Agreement"), computed and accrued daily and payable monthly. For the six months ended June 30, 2010, the Administration Fee was $51,087, of which $8,041 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Investment Manager and Investment Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2010, the amount charged to the Fund by DISC aggregated $7,661, of which $3,866 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,346, of which $7,532 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Investment Manager retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Prior Line of Credit and Current Credit Facility

Prior to April 1, 2010, the Fund and other affiliated funds (the "Participants") shared in a $450 million revolving credit facility provided by a syndication of banks. The Fund could borrow for temporary or emergency purposes. The Participants were charged an annual commitment fee which was allocated based on net assets, among each of the Participants. Interest was calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund could borrow up to a maximum of 33 percent of its net assets under the agreement. Effective April 1, 2010, the Fund has elected not to participate in the revolving credit facility.

On July 7, 2010, the Fund entered into a Credit Agreement with a commercial bank for a secured line of credit in an amount up to $50,000,000. The new credit facility has a maturity date of July 6, 2011. Loans under the facility generally bear interest at the applicable LIBOR rate plus 1.25%. A commitment fee on any unused portion of the credit line is charged to the Fund and is included with the interest expense in the Statement of Operations. The amount the Fund borrows under the credit facility, which could be up to 33 1/3% of its total managed assets, and the interest rates charged on borrowed amounts may fluctuate during the life of the facility.

E. Real Estate Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events other than described in Note D that would require disclosure in the Fund's financial statements.

Other Information

Recent Changes in Fund Name, Investment Strategy, Use of Leverage and Diversification Sub-Classification

Effective June 30, 2010, pursuant to Board approval, the Fund ceased using the global tactical asset allocation overlay strategy ("iGAP") of the Fund's investment manager, Deutsche Investment Management Americas Inc. ("DIMA"). DIMA and its affiliate, RREEF America L.L.C. ("RREEF"), the Fund's investment advisor, believe this change, combined with the introduction of leverage as discussed below, has the potential to provide a more stable level of attractive earnings for the Fund. In connection with this change, the Board also approved a change in the name of the Fund from "DWS RREEF World Real Estate & Tactical Strategies Fund, Inc." to "DWS RREEF World Real Estate Fund, Inc." RREEF will continue to be responsible for managing the Fund's investments in global real estate securities and other permitted investments. The Fund's current portfolio management team consists of John F. Robertson, CFA, John Hammond, Daniel Ekins, William Leung, Jerry W. Ehlinger, CFA, John W. Vojticek and Ross McGlade.

The iGAP strategy attempted to take advantage of short-term inefficiencies and relative mispricings in the global equity, bond and currency markets and was implemented through the use of derivatives, primarily futures, forward and swap contracts. The iGAP strategy was implemented independently of the Fund's investments in real estate securities. The Fund may continue to use derivatives in connection with its investments in real estate securities, including, among others, forward foreign currency contracts, currency swaps and total return swaps.

As part of the foregoing change of strategy, on July 7, 2010, pursuant to Board approval, the Fund entered into a Credit Agreement for leverage purposes, which is permitted by the Fund's investment policies, with a commercial bank for a secured line of credit in an amount up to $50,000,000 (the "Credit Agreement"). DIMA and RREEF recommended the addition of borrowing, as they believe leverage can increase the yield opportunities for the Fund. The new credit facility has a maturity date of July 6, 2011. Loans under the facility generally bear interest at the applicable LIBOR rate plus 1.25%. A commitment fee on any unused portion of the credit line is charged to the Fund and is included with the interest expense. The amount the Fund borrows under the credit facility, which could be up to 33 1/3% of its total managed assets, and the interest rates charged on borrowed amounts may fluctuate during the life of the facility.

Under the terms of the Credit Agreement, the Fund is subject to certain restrictions on its investments. Moreover, certain covenants contained in the Credit Agreement impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended (the "1940 Act"). It is not currently anticipated that these covenants or guidelines will impede DIMA or RREEF from managing the Fund's portfolio in accordance with its investment objectives and policies. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total managed assets). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

Leverage creates risks for stockholders, including the likelihood of greater volatility of net asset value and market price. There is a risk that fluctuations in the interest rates on any borrowings may adversely affect the return to stockholders. If the return on the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. Nevertheless, the Fund, in its best judgment, may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. There is no assurance that the Fund's leveraging strategy will be successful.

Changes in the value of the Fund's portfolio (including investments bought with leverage proceeds) will be borne entirely by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees received by DIMA, RREEF and other subadvisors for investment management and advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total managed assets, including proceeds from the use of leverage.

Leverage involves risks and special considerations for the Fund's stockholders, including:

• the likelihood of greater volatility of net asset value and market price of and dividends on the Fund's shares than a comparable portfolio without leverage;

• the risk that fluctuations in interest rates on borrowings that the Fund must pay will reduce the return to stockholders; and

• the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem or meet payment obligations on any leverage. Such a sale may reduce the Fund's net asset value for an extended period of time. Nevertheless, the Fund, in its best judgment, may determine to continue to use leverage if it expects that the benefits to the Fund's stockholders of maintaining the leveraged position will outweigh the current reduced return. The Fund's use of leverage may also impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

Lastly, effective as of June 30, 2010, pursuant to applicable provisions of the 1940 Act and rules thereunder, the Fund's diversification sub-classification changed from non-diversified to diversified. Since the Fund has operated as a diversified investment company at all times since its inception in June 2007, it is no longer permitted to operate as non-diversified without stockholder approval.

Notice of Possible Share Repurchases

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and on such terms as the Directors may determine.

Stockholder Meeting

In accordance with the Fund's charter and as described in the Fund's proxy statement for its 2010 Annual Meeting of Stockholders (the "Meeting"), the presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Fund (i.e., over 50%) was required to constitute a quorum at the Meeting. The Meeting was convened on July 12, 2010; however, a quorum was not present and consequently the Meeting was adjourned without action until August 9, 2010 in order to allow more time to solicit proxies and reach a quorum. The Meeting was reconvened on August 9, 2010; however, a sufficient number of holders of shares of the Fund were not present in person or by proxy to constitute a quorum and, without a quorum, the Fund could not conduct business with respect to the election of Directors or the stockholder proposal included in the Fund's proxy statement. The Annual Meeting was concluded and, accordingly, under Maryland law (the jurisdiction in which the Fund is incorporated), each incumbent Class III Director (Rebecca W. Rimel, Kenneth C. Froewiss, William N. Searcy, Jr. and Robert H. Wadsworth) nominated for re-election by the Board will continue in office as a holdover director until such time as his or her successor is elected and qualifies.

According to the final report of the independent Inspector of Election:

• Issued and outstanding shares of the Fund as of the record date (May 21, 2010) for the Meeting: 5,955,698

• Shares of the Fund represented at the Meeting in person or by proxy: 2,657,589, which corresponds to 44.62% of the shares issued and outstanding as of the record date

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for stockholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"). A Plan Agent (currently, Computershare Inc.) has been appointed by the Fund's Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund's Web site at www.dws-investments.com or by calling (800) 294-4366.

Whenever the Fund declares an income dividend or a capital gains distribution payable in shares of common stock or cash at the option of the stockholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares of common stock to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the common stock on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant's account. Should the Fund declare an income dividend or capital gains distribution payable only in cash, the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of common stock for the Participant's account. Each Participant, semiannually, also has the option of sending additional funds, in any amount from $100 to $3,000, for the purchase on the open market of shares of common stock for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. Optional cash payments should be made in US dollars and be sent by first-class mail, postage prepaid, to DWS Investments Service Company (the "Transfer Agent") at the following address:

DWS RREEF World Real Estate Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
210 West 10th Street, Kansas City, MO 64105
(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the shares of common stock are traded, in the OTC market or in negotiated transactions.

A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account.

The service fees for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each optional cash investment and a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than 10 days prior to any dividend or distribution record date; otherwise, such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund's common stock are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

If a Participant elects, by notice to the Plan Agent in writing in advance of such termination, to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to the Transfer Agent at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Ropes & Gray LLP One International Place Boston, MA 02110
Dividend Re-Investment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
NYSE Symbol	DRP
CUSIP Number	23339T209

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments Attention: Correspondence — Chicago P.O. Box 219415 Kansas City, MO 64121-9415	Rev. 09/2009

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Portfolio Managers

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the Fund.

John F. Robertson, CFA

Managing Director of Deutsche Asset Management and of RREEF and Portfolio Manager of the Fund.

•	Joined RREEF in 1997, Deutsche Asset Management 2002 and the Fund in 2007.
•	Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.
•	Global Head of RREEF Real Estate Securities with over 18 years of investment industry experience.
•	BA, Wabash College; MBA, Indiana University.

John W. Vojticek

Managing Director of Deutsche Asset Management and of RREEF and Portfolio Manager of the Fund.

•	Joined RREEF and Deutsche Asset Management in 2004 and the Fund in 2007.
•	Prior to that, Principal at KG Redding and Associates, March 2004–September 2004.
•	Prior to that, Managing Director of RREEF from 1996–March 2004 and Deutsche Asset Management from 2002–March 2004.
•	Over 13 years of investment industry experience.
•	BS, University of Southern California.

John Hammond

Managing Director of Deutsche Asset Management and of RREEF and Portfolio Manager of the Fund.

•	Joined RREEF and Deutsche Asset Management in 2004 and the Fund in 2007.
•	Prior to that, Director at Schroder Property Investment Management; Director at Henderson Global Investors.
•	Over 17 years of investment industry experience.
•	BSc, University of Reading, UK.

Daniel Ekins

Managing Director of Deutsche Asset Management and of RREEF and Portfolio Manager of the Fund.

•	Joined RREEF in 1997, Deutsche Asset Management in 2002 and the Fund in 2007.
•	Over 23 years of investment industry experience.
•	BS, University of South Australia.

William Leung

Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 2000 and the Fund in 2007.
•	Prior to that, equity research analyst focusing on Hong Kong and China at Merrill Lynch and UBS Warburg.
•	Over 12 years of investment industry experience.
•	MBA, Hong Kong University of Science & Technology.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay , which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG.

Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Variable pay comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases. All variable pay delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•

Other factors (e.g. teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s semiannual period ended June 30, 2010.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
John F. Robertson	-	Over $1,000,000
John W. Vojticek	$10,001-$50,000	$50,001-$100,000
Daniel Ekins	-	-
John Hammond	-	-
William Leung	-	-

Because certain portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s semiannual period ended June 30, 2010.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
John F. Robertson	8	$2,990,238,499	-	-
John W. Vojticek	8	$2,990,238,499	-	-
Daniel Ekins	2	$1,041,170,113	-	-
John Hammond	2	$1,041,170,113	-	-
William Leung	2	$1,041,170,113	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
John F. Robertson	14	$1,836,301,517	1	$27,618,762
John W. Vojticek	14	$1,836,301,517	1	$27,618,762
Daniel Ekins	20	$1,951,390,880	1	$27,618,762
John Hammond	13	$1,895,994,274	1	$27,618,762
William Leung	17	$1,710,493,881	1	$27,618,762

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
John F. Robertson	46	$3,817,464,197	6	$308,831,475
John W. Vojticek	46	$3,776,274,153	6	$133,860,187
Daniel Ekins	23	$1,838,132,375	2	$154,527,774
John Hammond	20	$1,497,754,042	2	$154,527,774
William Leung	22	$1,621,571,560	2	$154,527,774

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	0	$0	n/a	n/a
February 1 through February 29	0	$0	n/a	n/a
March 1 through March 31	0	$0	n/a	n/a
April 1 through April 30	0	$0	n/a	n/a
May 1 through May 31	0	$0	n/a	n/a
June 1 through June 30	0	$0	n/a	n/a
Total	0	$0	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF World Real Estate Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 30, 2010